MUNICIPAL HIGH INCOME FUND INC.
                                125 Broad Street
                            New York, New York 10004

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 21, 2002
--------------------------------------------------------------------------------

To the Stockholders of Municipal High Income Fund Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Municipal High Income Fund Inc. (the "Fund") will be held at the offices of the Fund at 125 Broad Street, floor 11, New York, New York at 9:15 a.m. on February 21, 2002 for the following purposes:

     1. To elect three (3) Class III Directors of the Fund (PROPOSAL 1);

     2. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     The close of business on January 10, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                           By Order of the Board of Directors,


                                           Christina T. Sydor
                                           Secretary
January 22, 2002

--------------------------------------------------------------------------------
        Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                         Valid Signature
-----------                                          --------------
Corporate Accounts
(1)  ABC Corp. ....................................  ABC Corp.
(2)  ABC Corp. ....................................  John Doe, Treasurer
(3)  ABC Corp.
       c/o John Doe, Treasurer ....................  John Doe
(4)  ABC Corp. Profit Sharing Plan ................  John Doe, Trustee
Trust Accounts
(1)  ABC Trust ....................................  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
       u/t/d 12/28/78 .............................  Jane B. Doe
Custodian or Estate Accounts
(1)  John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA ..............  John B. Smith
(2)  John B. Smith ................................  John B. Smith, Executor

                         MUNICIPAL HIGH INCOME FUND INC.
                                125 Broad Street
                            New York, New York 10004
                                 1-800-331-1710

                             ----------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 21, 2002

                             ----------------------

                                 PROXY STATEMENT
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Municipal High Income Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at 9:15 a.m. on February 21, 2002 at the Fund's executive offices at 125 Broad Street, floor, 11, New York, New York and at any adjournments thereof. A Notice of Meeting of Shareholders (the "Notice") and a proxy card accompany this Proxy Statement.

     Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interview conducted by officers of the Fund and officers and regular employees of Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment adviser and administrator, Salomon Smith Barney Inc. ("Salomon Smith Barney") and PFPC Global Fund Services, the Fund's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2001, has previously been furnished to all shareholders. This Proxy Statement is first being mailed to shareholders on or about January 22, 2002. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-331-1710.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matter listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Because the Proposal requires a proportion of votes cast for its approval, abstensions and broker non-votes may influence whether a quorum is present, but will have no impact on the requisite approval of such Proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

     The close of business on January 10, 2002 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has one class of common stock which has a par value of $.001 per Share. As of the Record Date, there were 20,749,039.646 Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

     As of the Record Date, to the knowledge of the Fund and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")) beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., as nominee of The Depository Trust Company, was the record holder of 18,820,083.885 Shares, or 90.70% of the Fund's outstanding Shares. As of the Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund.

     In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:15 a.m. on February 21, 2002.

                                   PROPOSAL 1:
               TO ELECT THREE (3) CLASS III DIRECTORS OF THE FUND

     The Board of Directors of the Fund is divided into three classes. The Directors serving in Class III have terms expiring at the Meeting; each Class III Director currently serving on the Board has been nominated by the Board of Directors for reelection at the Meeting to serve for a term of three years (until the annual meeting in 2005) or until their successors have been duly elected and qualified.

     Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Certain information concerning the nominees is set forth below. All the individuals listed are currently serving as Directors of the Fund. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). Information as to beneficial ownership is based upon information furnished to the Fund by Directors.

                                                                       Number
                                                                   (and Percentage
                                                                 of the Portfolio's
Name, Age, Principal Occupation and           Served as          Shares Beneficially
Other Business Experience During the         a Director              Owned As Of
Past Five Years                                 Since    Class+   November 1, 2001
-----------------------------------          ----------  ------  -------------------
PERSONS NOMINATED FOR
ELECTION AS DIRECTORS
Dwight B. Crane, age 64                         1988       III        807.7311
Professor, Harvard Business School;                                (less than 1%)
Director Micro Forum, Inc.

William R. Hutchinson, age 59                   1995       III         121.608
President, WR Hutchinson & Associates, Inc.;                       (less than 1%)
formerly, Group Vice President, Mergers &
Acquisitions BP Amoco p.l.c. since January 1,
1999; formerly Vice President-Financial
Operations AMOCO Corporation, Director of
Associated Bank; Director of Associated
Banc-Corp

Dr. Paul Hardin, age 70                         2001       III        102.8647
Chancellor Emeritus and Professor of Law
at the University of North Carolina at
Chapel Hill; formerly Chancellor of the
University of North Carolina at Chapel Hill

                                                                        Number
                                                                   (and Percentage
                                                                 of the Portfolio's
Name, Age, Principal Occupation and           Served as          Shares Beneficially
Other Business Experience During the         a Director              Owned As Of
Past Five Years                                 Since    Class+   November 1, 2001
-----------------------------------          ----------  ------  -------------------

DIRECTORS CONTINUING
IN OFFICE
Robert A. Frankel, age 74                       1994       II          303.65
Managing Partner of Robert A. Frankel                              (less than 1%)
Management Consultants; formerly
Corporate Vice President of The Readers
Digest Association Inc.

Heath B. McLendon,* age 68                      1992       II        16,927 (a)
Managing Director of Salomon Smith Barney,                         (less than 1%)
President and Director of SBFM and
Travelers Investment Advisers, Inc. ("TIA");
Chairman or Co-Chairman of 77 investment
companies associated with Citigroup,
Inc. ("Citigroup"); formerly Chairman of
the Board of Smith Barney Strategy
Advisers Inc.

Paolo M. Cucchi, age 59                         2001       II           0.00
Vice President and Dean of College of                              (less than 1%)
Liberal Arts at Drew University

Allan J. Bloostein, age 72                      1992        I         1,697.85
President, Allan J. Bloostein Associates, a                        (less than 1%)
consulting firm; retired Vice Chairman and
Director of May Department Stores; Director
of CVS Corporation.

George M. Pavia, age 72                         2001        I           0.00
Senior Partner, Pavia & Harcourt, attorneys                        (less than 1%)

-----------------
(a) Represents shares owned by members of this director's family.

+ Number (I,II,III) indicates whether the director is in Class I, II or III. Class III directors will be elected to serve for a three-year term at the Meeting. Class I directors will continue to serve until the 2003 annual meeting. Class II directors will continue to serve until the 2004 annual meeting.

* Designates a Director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Fund's officers and directors, and any persons who beneficially own more than ten percent of the Fund's outstanding shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. (the "NYSE") and the Fund. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended October 31, 2001, all filing requirements applicable to such persons were complied with.

     The Fund has no compensation committee of the Board, or any committee performing similar functions. The Fund has a nominating committee composed of Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Directors"), which is charged with recommending nominees for election as Directors of the Fund. The nominating committee will accept nominations for the office of Director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has an audit committee composed of the Independent Directors, which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors as set forth in the committee's charter, which is attached hereto as Appendix A. The audit committee held two meetings during the Fund's most recent fiscal year. The Fund has a pricing committee composed of the Independent Directors which is charged with determining fair value prices for securities when required. The pricing committee held no meetings during the Fund's last fiscal year.

     During the Fund's last fiscal year, four meetings of the Board were held. No Director attended less than 75% of the meetings of the Board and audit committee meetings held in the last fiscal year.

     Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate expenses (including reimbursement for travel and out-of-pocket expenses) of $2,200 were paid to such Directors by the Fund during the calendar year ended December 31, 2000. Fees for the Independent Directors are currently set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Fund are compensated by Salomon Smith Barney.

     The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's last fiscal year:

                     Aggregate     Pension or         Total
                   Compensation    Retirement     Compensation     Total Number
                     from Fund      Benefits      from Fund and    of Funds for
                  for the fiscal Accrued as part  Fund Complex    Which Director
    Name of         year ended       of Fund      for the year     Serves within
    Person           10/31/01+      Expenses     ended 12/31/00    Fund Complex
    -------       -------------  -------------   --------------   --------------
Dwight B. Crane       $6,233             0          $153,175            23
Paolo M. Cucchi        3,500                          12,250            14
Allan J. Bloostein     7,133             0           109,500            18
Robert A. Frankel          0             0                 0             9
Dr. Paul Hardin        3,000                          93,500            26
William R. Hutchinson  7,133             0            38,300             7
Heath B. McLendon*         0             0                 0            77
George M. Pavia        3,500             0            18,350             0

------------
* Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.

       At the end of the calendar year in which they attain age 80, Fund directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $2,125.

     The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                Position               Principal Occupations and Other
Name                      (Year First Elected)      Affiliations for the Past Five Years
----                       ------------------       ------------------------------------
Heath B. McLendon,      Check Executive Officer           (See table of directors)
Age 68                  (1993). Chairman of the
                        Board (1993) and
                        President (1997)

Lewis E. Daidone,       Senior Vice President       Managing Director of Salomon
age 44                  and Treasurer (1994)        Smith Barney, Senior Vice President
                                                    and Treasurer (Chief Financial
                                                    Officer) or Executive Vice President
                                                    and Treasurer of 61 investment
                                                    companies affiliated with Citigroup,
                                                    and Director and Senior Vice President
                                                    of SBFM and TIA.

                                        6

                                Position               Principal Occupations and Other
Name                      (Year First Elected)      Affiliations for the Past Five Years
----                       ------------------       ------------------------------------
John C. Bianchi,        Vice President and          Managing Director of Salomon
age 46                  Investment Officer          Smith Barney and investment
                        (1993)                      officer of certain other investment
                                                    companies affilated with Citigroup

Christina T. Sydor,     Secretary (1994)            Managing Director of Salomon
age 50                                              Smith Barney, General Counsel and
                                                    Secretary of SBFM and TIA, Secretary
                                                    or Executive Vice President and General
                                                    Counsel of 61 investment companies
                                                    associated with Citigroup.

     The election of each Director will require a plurality of the votes cast.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

                          Report of the Audit Committee

     Pursuant to a meeting of the audit committee on December 18, 2001, the audit committee reports that it: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ending October 31, 2001. The membership of the audit committee is comprised of the following directors: Dwight B. Crane, Paolo M. Cucchi, Allan J. Bloostein, Robert A. Frankel, Dr. Paul Hardin, William R. Hutchinson and George M. Pavia.

     Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended October 31, 2001 were $32,000.

     Financial Information Systems Design and Implementation Fees. Neither the Fund nor SBFM or other entities controlling, controlled by, or under common control with SBFM that provides services to the Fund engaged KPMG to provide advice to the Fund, SBFM and entities controlled by or under common control with SBFM regarding financial information system design and implementation during the fiscal year ended October 31, 2001.

     All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by KPMG to the Fund, SBFM and entities controlled by or affiliated with SBFM that provide services to the Fund for the fiscal year ended October 31, 2001 were $2,200. The audit committee of the Fund has determined that provision of these non-audit services is comparible with maintaining the independence of KPMG.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2003 Annual Meeting of Shareholders of the Fund must be received by September 20, 2002 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2003 Annual Meeting will be held in February of 2003. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

     The persons named as proxies for the 2003 Annual Meeting of Shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by December 6, 2002, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing shareholder proposals.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board does not intend to present any other business at the Meeting, nor is the Fund aware of any shareholder proposals. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment, to the extent permissible under applicable law.

January 22, 2002

It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                                                                      Appendix A

                         MUNICIPAL HIGH INCOME FUND INC.
                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Municipal High Income Fund Inc. (the "Company") that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc, as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

     1. in its oversight of the Company's accounting and financial reporting principles and policies and audit controls and procedures;

     2. in its oversight of the Company's financial statements and the independent audit thereof;

     3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

     4. in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

     The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

     The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgement may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

     2. to review the fees charged by the outside auditors for audit and non-audit services;

     3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

     4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

     5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

     6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

        o deficiencies noted in the audit in the design or operation of internal controls;

        o  consideration of fraud in a financial statement audit;

        o  detection of illegal acts;

        o the outside auditors' responsibility under generally accepted auditing standards;

        o  significant accounting policies;

        o  management judgments and accounting estimates;

        o  adjustments arising from the audit;

        o the responsibility of the outside auditors for other information in documents containing audited financial statements;

        o  disagreements with management;

        o  consultation by management with other accountants;

        o major issues discussed with management prior to retention of the outside auditors;

        o  difficulties encountered with management in performing the audit;

        o the outside auditors' judgments about the quality of the entity's accounting principles; and

        o reviews of interim financial information conducted by the outside auditors; and

     7. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

     8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

     9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

     10. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                  DETACH HERE                             ZMNH12

                                     PROXY

                        MUNICIPAL HIGH INCOME FUND INC.

                                125 Broad Street
                            New York, New York 10004

    This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T. SYDOR and WILLIAM J. RENAHAN and each of them acting in absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Municipal High Income Fund Inc. held of record by the undersigned on January 10, 2002 at a Meeting of Shareholders to be held on February 21, 2002 or any adjournment thereof.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                 SIDE
-----------        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        -----------

                                  DETACH HERE                             ZMNH11

 ---  Please mark
  X   vote as in
 ---  this example.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each nominee for director.

The Board of Directors recommends a vote "FOR" the following proposal:

1. ELECTION OF DIRECTORS

   Nominees: (01) Dwight B. Crane, (02) William R. Hutchinson and
             (03) Dr. Paul Hardin

            ----  FOR         ----  WITHHELD
                  ALL               FROM ALL
            ----  NOMINEES    ----  NOMINEES


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       For all nominees except as noted above

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT              ----

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PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign or if one signs, that shareholder's vote binds both shareholders. When signing as attorney, executor, administrator, agent, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by a President or other authorized officer. If a partnership, please sign in partnership name by authorized person.